Registration No. 33-
As filed with the Securities and Exchange Commission on June 17, 1994

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.   20549

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933

                              DRAVO CORPORATION
              (Exact name of registrant as specified in its charter)

        Pennsylvania                                   25-0447860
        (State or jurisdiction of                      (I.R.S. Employer
        incorporation or organization)                 Identification No.)


       3600 One Oliver Plaza                             15222-2682
       Pittsburgh, Pennsylvania                          (ZIP Code)
       (Address of principal executive offices)


                              DRAVO CORPORATION
                          STOCK OPTION PLAN OF 1994
                          (Full title of the plan)

                      James J. Puhala, Vice President,
                       General Counsel and Secretary
                             Dravo Corporation
                          3600 One Oliver Plaza
                    Pittsburgh, Pennsylvania 15222-2682
                  (Name and address of agent for service)

                                412-566-3076
                  (Telephone number of agent for service)

                       Copies of communications to:
                       William J. McCormick, Esquire
                Buchanan Ingersoll Professional Corporation
                       57th Floor, 600 Grant Street
                   Pittsburgh, Pennsylvania 15219-2702
                               412-562-1025


                     ____________________________________

                       CALCULATION OF REGISTRATION FEE
                                  Proposed        Proposed
   Title Of                        Maximum        Maximum        Amount of
Securities To    Amount To    Offering Price Aggregate Offering Registration
 Be Registered  Be Registered     Per Share         Price           Fee

 Common Stock      12,000         $11.69(1)      $140,280(1)    $49.00(1)
(par value $1.00
  per share)       988,000        $10.94(2)     $10,808,720(2)  $3,728(2)

     Total                                                       $3,777


(1) In accordance with Rule 457(h), such price is the price at which the options with respect to such shares may be exercised.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(h). Such price, which is the average of the high and low prices for the Common Stock on the New York Stock Exchange for June 14, 1994, as reported in The Wall Street Journal, Midwest Edition, on June 15, 1994, has been determined in accordance with Rule 457(c).

                               PART II

         INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement relates to the Dravo Corporation Stock Option Plan of 1994 (the "Plan"). Dravo Corporation (the "Corporation" or the "registrant") is incorporated in the Commonwealth of Pennsylvania.

Item 3.  Incorporation of Documents by Reference

     The Corporation hereby incorporates by reference into this Registration Statement the documents listed in (a) through (c) below. The Corporation also incorporates all documents subsequently filed by it pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Securities Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold from the date of filing of such documents:

     (a)  The latest annual report of the Corporation filed pursuant to
Section 13(a) or 15(d) under the Securities Exchange Act.

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

     (c) The description of the Common Stock of the Corporation contained in the Corporation's registration statement filed under Section 12 of the Securities Exchange Act, including any amendment or report filed for the purpose of updating such description.

Item 4.  Description of Securities

     Not Applicable.

Item 5.  Interests of Named Experts and Counsel

     Not Applicable.

Item 6.  Indemnification of Directors and Officers

     Subchapter D of Chapter 17 of the Pennsylvania Business Corporation
Law (the "PBCL") provides in general that a corporation may indemnify any person, including its directors, officers and employees who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (including actions by or in the right of the corporation) by reason of the fact that he or she is or was a representative of or serving at the request of the corporation, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action or proceedings if he or she is determined by the board of directors, or in certain circumstances by independent legal counsel to the shareholders, to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. In the case of actions by or in the right of the corporation, indemnification is not permitted in respect of any claim, issue or matter as to which the person has been adjudged to be liable to the corporation except to the extent a court determines that the person is fairly and reasonably entitled to indemnification. In any case, to the extent that the person has been successful on the merits or otherwise in defense of any claim, issue or matter, he or she shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him or her in connection therewith. Subchapter D also provides that the indemnification permitted or required by Subchapter D is not exclusive of any other rights to which a person seeking indemnification may be entitled.

     Article XVII of the By-Laws of the Company provide as follows:

                             ARTICLE XVII
                           Indemnification

     Section 1. The Corporation shall indemnify every person who is or was a party or is threatened to be made a party to or is involved (as a witness or otherwise) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether or not by or in the right of the Corporation or otherwise (hereafter a "proceeding"), by reason of the fact that he or she is or was a Director or officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or trustee or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or by reason of any action alleged to have been taken or not taken by him or her while acting in any such capacity, against expenses (including attorneys' fees) and all liability and loss, including judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement (whether with or without court approval), actually and reasonably incurred by him or her in connection with such threatened, pending or completed action, suit or proceeding, except to the extent prohibited by law as the same exists or may hereafter be amended (except in the case of any such amendment which as the effect of narrowing indemnification rights that the Corporation was permitted to provide prior to such amendment); provided however, that except with respect to claims described in Section 2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof, initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. Subject to the foregoing limitation concerning proceedings initiated by the person seeking indemnification, the right to indemnification conferred to this Section shall include the right to be paid by the Corporation the expenses incurred in connection with the proceedings in advance of the final disposition thereof promptly after receipt by the Corporation of a request therefor stating in reasonable detail the expenses incurred; provided, however, that to the extent require by law, the payment of such expenses in advance of the final disposition of a proceeding shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amounts if it shall ultimately be determined that he or she is not entitled to be indemnified under this Article or otherwise.

     Section 2. If a claim under Section 1 is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim. The claimant shall also be entitled to be paid the expenses of prosecuting such claim to the extent he or she is successful in whole or in part on the merits or otherwise in establishing his or her right to indemnification or to the advancement of expenses.

     Section 3. The right to indemnification, including the right to the advancement of expenses, conferred in this Article shall not be exclusive of any other rights to which a person seeking indemnification or advancement of expenses hereunder may be entitled under any bylaw, agreement, vote of shareholders, or directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding that office.

     Section 4. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations, including its obligation to advance expenses, whether arising under or pursuant to this Article or otherwise.

     Section 5. The Corporation shall have the express authority to enter into such agreements as the Board of Directors deem appropriate for the indemnification of, including the advancement of expenses to, present or future Directors, officers and employees of the Corporation in connection with their service to, or status with, the Corporation or any other corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, for whom such person is serving at the request of the Corporation.

     Section 6. The right to indemnification, including the right to the advancement of expenses provided herein, shall be a contract right, shall continue as to a person who has ceased to be a director, officer, employee, or to serve in any other of the capacities described herein, and shall inure to the benefit of the heirs, executors and administrators of such person. Notwithstanding any amendment, alteration or repeal of this Article or any of its provisions or the adoption of any provision inconsistent with this Article or any of its provisions, any person who is or was a director, officer or employee or is or was serving at the request of the Corporation as a director, officer, employee, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be entitled to indemnification, including the right to the advancement of expenses, in accordance with the provisions hereof and thereof with respect to any action taken or omitted prior to such amendment, alteration or repeal or the adoption of such inconsistent provision except to the extent such amendment, alteration, repeal or inconsistent provision provides broader rights with respect to indemnification, including the advancement of expenses, that the Corporation was permitted to provide prior to the amendment, alteration, repeal or the adoption of such inconsistent provision or to the extent otherwise prescribed by law.

     The Company has entered into agreements with each member of its Board of Directors which contractually require the Company to indemnify the Director to the same extent as indemnification is provided under Article XVII of the Bylaws.

Item 7.  Exemption from Registration Claimed

     Not Applicable.


Item 8.  Exhibits

     The following is a list of exhibits filed as part of this Registration Statement, which are incorporated herein:

Exhibit No.                                          or Reference

4.1    Amended and Restated Articles of
       Incorporation of the
       Corporation                       Exhibit 3.1 of the Corporation's
                                         Form 8-K filed on February 12, 1992
                                         is incorporated herein by reference.

4.2    By-Laws of the Corporation         Exhibit 3 of the Corporation's
                                          Form 10-Q filed on May 13, 1994
                                          is incorporated herein by
                                          reference.

 4.3   Shareholders' Rights Agreement     Shareholders' Rights Agreement
                                          dated as of April 4, 1986 between
                                          Dravo Corporation and PNC Bank,
                                          N.A. (formerly Pittsburgh
                                          National Bank), as rights agent,
                                          incorporated by reference to
                                          Exhibit (1) of the April, 1986
                                          Form 8-K of the Registrant.

4.4    Statement with Respect to Shares   Statement with Respect to
                                          Shares --Domestic Business
                                          Corporation amending Section 3(a)
                                          of the Certificate of
                                          Designations, Preferences and
                                          Rights of Series D Cumulative
                                          Convertible Exchangeable
                                          Preference Stock is incorporated
                                          by reference to exhibit (4)(ii)
                                          of the June 30, 1990 Form 10-Q of
                                          the Registrant.

4.5    Form of Indemnification Agreement  Form of indemnification Agreement between Dravo Corporation and
                                          members of its Board of Directors
                                          incorporated by reference to
                                          Exhibit (10)(xvii) of the
                                          December 31, 1987 Form 10-K of
                                          the Registrant.

4.6    Statement Regarding S-8 Rules      Statement with respect to amended
                                          rules for Form S-8 is
                                          incorporated by reference to
                                          Exhibit (4)(x) of the December
                                          31, 1990 Form 10-K of the
                                          Registrant.

4.7    Credit and Note and Stock
       Purchase Agreement                 Credit and Note and Stock Purchase
                                          Agreement dated as of September 21,
                                          1988 by and among Dravo Corporation,
                                          its wholly-owned subsidiaries, Dravo
                                          Lime Company and Dravo Basic
                                          Materials Company, Inc. and The
                                          Prudential Insurance Company of
                                          America and Prudential Interfunding
                                          Corp. is incorporated by reference
                                          to Exhibit (4)(i) of the September
                                          27, 1988 Form 8-K of the Registrant
                                          and amendment dated March 13, 1990
                                          to said agreement is incorporated by
                                          reference to Exhibit (4)(v) of
                                          the December 31, 1989 Form 10-K of
                                          the Registrant.

4.8    Registration Agreement             Registration agreement dated as
                                          of September 21, 1988 between
                                          Dravo Corporation and The
                                          Prudential Insurance Company of
                                          America, is incorporated by
                                          reference to Exhibit (4)(vi) to
                                          the September 27, 1988 Form 8-K
                                          of the Registrant.

4.9(a) Revolving Line of Credit Agreement Revolving Line of Credit Agreement
                                          with all attendant schedules
                                          and exhibits dated as of
                                          September 20, 1990, by and among

                                          Dravo  Corporation.  Dravo Lime
                                          company, Dravo Basic Materials
                                          Company, Inc., First Alabama
                                          Bank, and PNC Bank, N.A.
                                          (formerly Pittsburgh National
                                          Bank) is incorporated by
                                          reference to Exhibit (4)(i) of
                                          the September 30, 1990 Form 10-Q
                                          of the Registrant.

4.9(b) Amendment to Credit and Note
       and Stock Purchase Agreement     Amendment to Credit and Note and
                                        Stock Purchase Agreement dated as
                                        of September 21, 1988 by and among
                                        Dravo Corporation, Dravo Lime
                                        Company, Dravo Basic Materials
                                        Company, Inc., The Prudential
                                        Insurance Company of America, and
                                        Prudential Interfunding Corp., is
                                        incorporated by reference to
                                        Exhibit (4)(ii) of the September
                                        30, 1990 Form 10-Q of the
                                        Registrant.

4.9(c) First amendment to the
       Companies' Pledge Agreement     First amendment to the Companies'
                                        Pledge Agreement dated September
                                        20, 1990 of the Credit and Note and
                                        Stock Purchase Agreement dated
                                        September 21, 1988 is incorporated
                                        by reference to Exhibit (4)(iii) of
                                        the September 30, 1990 Form 10-Q of
                                        the Registrant.

4.9(d) First amendment to the Second
       Intercreditor Agreement           First amendment to the Second
                                         Intercreditor Agreement dated
                                         September 20, 1990 of the Credit and
                                         Note and Stock Purchase Agreement
                                         dated September 21, 1988 is
                                         incorporated by reference to Exhibit
                                         (4)(iv) of the September 30, 1990
                                         Form 10-Q of the Registrant.

4.9(e) Intercreditor Agreement            Intercreditor Agreement dated
                                          September 20, 1990 by and among
                                          The Prudential Insurance company
                                          of America, First Alabama Bank,
                                          PNC Bank, N.A. (formerly
                                          Pittsburgh National Bank), Mellon
                                          Bank, N.A., and the Royal Bank of
                                          Canada is incorporated by
                                          reference to Exhibit (4)(v) of
                                          the September 30, 1990 Form 10-Q
                                          of the Registrant.

4.10(a)Promissory Note                    Promissory Note dated as of
                                          January 4, 1979 between Southern
                                          Industries Corporation and The
                                          Prudential Insurance Company of
                                          America is incorporated by
                                          reference to Exhibit 4(ix) of the
                                          December 31, 1993 Form 10-K of
                                          the Registrant.

4.10(b)Loan Agreement                     Loan Agreement dated as of
                                          December 1, 1978 between Dravo
                                          Equipment Company and County of
                                          Harrison, Ohio.

4.11  Override Agreement                  Override Agreement, dated January
                                          21, 1992, between Dravo
                                          Corporation, The Prudential
                                          Insurance Company of America,
                                          First Alabama Bank, PNC Bank,
                                          N.A. (formerly Pittsburgh
                                          National Bank) and Continental
                                          Bank, N.A. is incorporated by
                                          reference to Exhibit 10.1 of the
                                          February 12, 1992 Form 8-K of the
                                          Registrant.

4.12   First Amendment, dated March 10,
       1993, to the Override Agreement   First Amendment, dated March 10,
                                         1993, to the Override Agreement
                                         dated January 21, 1992 between Dravo
                                         Corporation, The Prudential
                                         Insurance Company of America, First
                                         Alabama Bank, PNC Bank, N.A.
                                         (formerly Pittsburgh National Bank)
                                         and Continental Bank N.A. is
                                         incorporated by reference to Exhibit
                                         4(xi) of the December 31, 1992
                                         Form 10-K of the Registrant.

4.13   Second Amendment, dated March 7,
       1994, to the Override Agreement   Second Amendment, dated March 7,
                                         1994, to the Override Agreement
                                         dated January 21, 1992 is
                                         incorporated by reference to Exhibit
                                         4(xii) of the December 31, 1993 Form
                                         10-K of the Registrant.

4.14   First Amendment, dated March 7,
       1994, to the Amended and Restated
       Revolving Credit Agreement.       First Amendment, dated March 7,
                                         1994, to the Amended and Restated
                                         Revolving Credit Agreement dated
                                         January 21, 1992 is incorporated by
                                         reference to Exhibit 4(xiii) of
                                         the December 31, 1993 Form 10-K of
                                         the Registrant.


4.15   First Amendment to Revolving
       Note Four copies of the First Amendment To Revolving Note, (one each for The Prudential Insurance
                                         Company of America, First Alabama
                                         Bank, PNC Bank, N.A. and
                                         Continental Bank N.A.), dated
                                         March 7, 1994, to the Amended and
                                         Restated Revolving Credit
                                         Agreement dated January 21, 1992
                                         are incorporated by reference to
                                         Exhibit 4(xiv) of the December
                                         31, 1993 Form 10-K of the
                                         Registrant.


5.01   Opinion of Buchanan Ingersoll
       Professional Corporation as to
       the legality of the securities
       being registered                  Filed herewith.

10.01  Corporation's Stock Option Plan
       of 1994                           Incorporated by reference to
                                         the  Corporation's Proxy Statement
                                         for the Annual Meeting of
                                         Shareholders on April 28, 1994

 23.01 Independent Accountants' Consent  Exhibit 23 of the Corporation's
                                         Annual Report on Form 10-K for the
                                         fiscal year ended December 31,
                                         1993 is incorporated by reference
                                         herein.

23.02  Consent of Buchanan Ingersoll
       Professional Corporation          Contained in opinion filed as
                                         Exhibit 5.01.


24.01  Power of Attorney                 Filed herewith.

_____________________




Item 9.  Undertakings

     (a)  The undersigned registrant hereby undertakes:

          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933 (the "Securities Act"), each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6 of this Registration Statement, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
                                 -8-
PAGE

                              SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on June 17, 1994.

                                      DRAVO CORPORATION


                                      By: CARL A. TORBERT, JR.


                                      Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                       Capacity            Date

                                           Chairman, Chief     June 17, 1994
                                           Executive Officer
      CARL A. TORBERT, JR.                 and Director

                                           Executive Vice      June 17, 1994
                                           President
      ERNEST F. LADD, III                  Finance and Adm.


      LARRY J. WALKER                      Controller          June 17, 1994


      E. EUGENE BISHOP*                    Director            June 17, 1994


      ARTHUR E. BYRNES*                    Director            June 17, 1994


      JACK EDWARDS*                        Director            June 17, 1994


      JAMES C. HUNTINGTON, JR.*            Director            June 17, 1994


      WILLIAM L. HURLEY*                   Director            June 17, 1994


      WILLIAM E. KASSLING*                 Director            June 17, 1994
                                 -9-

      WILLIAM G. ROTH*                     Director            June 17, 1994


      KONRAD M. WEIS*                      Director            June 17, 1994


      ROBERT C. WILBURN*                   Director            June 17, 1994


  * By Ernest F. Ladd, Attorney-in-Fact

                                 -10-
PAGE

                               EXHIBIT INDEX



                                                Sequential Page Number*
Exhibit No.                                          or Reference


4.1    Amended and Restated Articles of
       Incorporation of the Corporation   Exhibit 3.1 of the Corporation's
                                          Form 8-K filed on February 12, 1992
                                          is incorporated herein by reference.

4.2    By-Laws of the Corporation         Exhibit 3 of the Corporation's
                                          Form 10-Q filed on May 13, 1994
                                          is incorporated herein by
                                          reference.

4.3    Shareholders' Rights Agreement     Shareholders' Rights Agreement
                                          dated as of April 4, 1986 between
                                          Dravo Corporation and PNC Bank,
                                          N.A. (formerly Pittsburgh
                                          National Bank), as rights agent,
                                          incorporated by reference to
                                          Exhibit (1) of the April, 1986
                                          Form 8-K of the Registrant.

4.4    Statement with Respect to Shares.  Statement with Respect to
                                          Shares --Domestic Business
                                          Corporation amending Section 3(a)
                                          of the Certificate of
                                          Designations, Preferences and
                                          Rights of Series D Cumulative
                                          Convertible Exchangeable
                                          Preference Stock is incorporated
                                          by reference to exhibit (4)(ii)
                                          of the June 30, 1990 Form 10-Q of
                                          the Registrant.

4.5    Form of Indemnification Agreement  Form of indemnification Agreement between Dravo Corporation and
                                          members of its Board of Directors
                                          incorporated by reference to
                                          Exhibit (10)(xvii) of the
                                          December 31, 1987 Form 10-K of
                                          the Registrant.

4.6    Statement Regarding S-8 Rules      Statement with respect to amended
                                          rules for Form S-8 is
                                          incorporated by reference to
                                          Exhibit (4)(x) of the December
                                          31, 1990 Form 10-K of the
                                          Registrant.

4.7    Credit and Note and Stock
       Purchase Agreement                 Credit and Note and Stock Purchase
                                          Agreement dated as of September 21,
                                          1988 by and among Dravo Corporation,
                                          its wholly-owned subsidiaries, Dravo
                                          Lime Company and Dravo Basic
                                          Materials Company, Inc. and The
                                          Prudential Insurance Company of
                                          America and Prudential Interfunding
                                          Corp. is incorporated by reference
                                          to Exhibit (4)(i) of the September
                                          27, 1988 Form 8-K of the Registrant
                                          and amendment
                                          dated March 13, 1990 to said
                                          agreement is incorporated by
                                          reference to Exhibit (4)(v) of the
                                          December 31, 1989 Form 10-K of the
                                          Registrant.

4.8    Registration Agreement             Registration agreement dated as
                                          of September 21, 1988 between
                                          Dravo Corporation and The
                                          Prudential Insurance Company of
                                          America, is incorporated by
                                          reference to Exhibit (4)(vi) to
                                          the September 27, 1988 Form 8-K
                                          of the Registrant.

4.9(a) Revolving Line of Credit Agreement Revolving Line of Credit Agreement
                                          with all attendant schedules
                                          and exhibits dated as of
                                          September 20, 1990, by and among
                                          Dravo Corporation.  Dravo Lime
                                          company, Dravo Basic Materials
                                          Company, Inc., First Alabama
                                          Bank, and PNC Bank, N.A.
                                          (formerly Pittsburgh National
                                          Bank) is incorporated by
                                          reference to Exhibit (4)(i) of
                                          the September 30, 1990 Form 10-Q
                                          of the Registrant.

4.9(b) Amendment to Credit and Note and
       Stock Purchase Agreement           Amendment to Credit and Note and
                                          Stock Purchase Agreement dated as of
                                          September 21, 1988 by and among
                                          Dravo Corporation, Dravo Lime
                                          Company, Dravo Basic Materials
                                          Company, Inc., The Prudential
                                          Insurance Company of America, and
                                          Prudential Interfunding Corp., is
                                          incorporated by reference to Exhibit
                                          (4)(ii) of the September 30,
                                          1990 Form 10-Q of the Registrant.

4.9(c) First amendment to the Companies'
       Pledge Agreement                   First amendment to the Companies'
                                          Pledge Agreement dated September 20,
                                          1990 of the Credit and Note and
                                          Stock Purchase Agreement dated
                                          September 21, 1988 is incorporated
                                          by reference to Exhibit (4)(iii) of
                                          the September 30, 1990 Form 10-Q of
                                          the Registrant.

4.9(d) First amendment to the Second
       Intercreditor Agreement            First amendment to the Second
                                          Intercreditor Agreement dated
                                          September 20, 1990 of the Credit and
                                          Note and Stock Purchase Agreement
                                          dated September 21, 1988 is
                                          incorporated by reference to Exhibit
                                          (4)(iv) of the September 30, 1990
                                          Form 10-Q of the Registrant.

4.9(e) Intercreditor Agreement            Intercreditor Agreement dated
                                          September 20, 1990 by and among
                                          The Prudential Insurance company
                                          of America, First Alabama Bank,
                                          PNC

                                          Bank, N.A. (formerly
                                          Pittsburgh National Bank), Mellon
                                          Bank, N.A., and the Royal Bank of
                                          Canada is incorporated by
                                          reference to Exhibit (4)(v) of
                                          the September 30, 1990 Form 10-Q
                                          of the Registrant.

4.10(a)Promissory Note                    Promissory Note dated as of
                                          January 4, 1979 between Southern
                                          Industries Corporation and The
                                          Prudential Insurance Company of
                                          America is incorporated by
                                          reference to Exhibit 4(ix) of the
                                          December 31, 1993 Form 10-K of
                                          the Registrant.

4.10(b)Loan Agreement                     Loan Agreement dated as of
                                          December 1, 1978 between Dravo
                                          Equipment Company and County of
                                          Harrison, Ohio.

4.11   Override Agreement                 Override Agreement, dated January
                                          21, 1992, between Dravo
                                          Corporation, The Prudential
                                          Insurance Company of America,
                                          First Alabama Bank, PNC Bank,
                                          N.A. (formerly Pittsburgh
                                          National Bank) and Continental
                                          Bank, N.A. is incorporated by
                                          reference to Exhibit 10.1 of the
                                          February 12, 1992 Form 8-K of the
                                          Registrant.

4.12   First Amendment, dated March 10,
       1993, to the Override Agreement    First Amendment, dated March 10,
                                          1993, to the Override Agreement
                                          dated January 21, 1992 between Dravo
                                          Corporation, The Prudential
                                          Insurance Company of America, First
                                          Alabama Bank, PNC Bank, N.A.
                                          (formerly Pittsburgh National Bank)
                                          and Continental Bank N.A. is
                                          incorporated by reference to Exhibit
                                          4(xi) of the December 31, 1992
                                          Form 10-K of the Registrant.

4.13   Second Amendment, dated March 7,
       1994, to the Override Agreement    Second Amendment, dated March 7,
                                          1994, to the Override Agreement
                                          dated January 21, 1992 is
                                          incorporated by reference to Exhibit
                                          4(xii) of the December 31, 1993 Form
                                          10-K of the Registrant.

4.14   First Amendment, dated March 7,
       1994, to the Amended and Restated
       Revolving Credit Agreement         First Amendment, dated March 7,
                                          1994, to the Amended and Restated
                                          Revolving Credit Agreement dated
                                          January 21, 1992 is incorporated by
                                          reference to Exhibit 4(xiii) of
                                          the December 31, 1993 Form 10-K of
                                          the Registrant.
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 4.15  First Amendment to Revolving Note  Four copies of the First Amendment
                                          To Revolving Note, (one each
                                          for The Prudential Insurance
                                          Company of America, First Alabama
                                          Bank, PNC Bank, N.A. and
                                          Continental Bank N.A.), dated
                                          March 7, 1994, to the Amended and
                                          Restated Revolving Credit
                                          Agreement dated January 21, 1992
                                          are incorporated by reference to
                                          Exhibit 4(xiv) of the December
                                          31, 1993 Form 10-K of the
                                          Registrant.


5.01   Opinion of Buchanan Ingersoll
       Professional Corporation as to the
       legality of the securities being
       registered                         Filed herewith at page 15.

10.01  Corporation's Stock Option Plan
       of 1994                            Incorporated by reference to
                                          the Corporation's Proxy Statement
                                          for the Annual Meeting of
                                          Shareholders on April 28, 1994

23.01  Independent Accountants' Consent   Exhibit 23 of the Corporation's
                                          Annual Report on Form 10-K for the
                                          fiscal year ended December 31,
                                          1993 is incorporated by reference
                                          herein.

23.02  Consent of Buchanan Ingersoll
       Professional Corporation           Contained in opinion filed as
                                          Exhibit 5.01.


24.01  Power of Attorney                  Filed herewith at page 16.

_____________________

*Set forth only on manually signed copy filed with the Securities and Exchange
  Commission.


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